EXHIBIT (99)
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STATE OF NORTH CAROLINA
                                                           AMENDED AND RESTATED
                                                           EMPLOYMENT AGREEMENT
COUNTY OF MECKLENBURG


     THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of the 8th day of July, 2002, by and among FIRST COMMERCE CORPORATION ("Corporation"), FIRST COMMERCE BANK ("Bank") and WESLEY W. STURGES ("Officer").

                              W I T N E S S E T H:

     WHEREAS, the Corporation has been formed as the holding company for the Bank;

     WHEREAS, the Bank desires to retain the Officer's services as the President and Chief Executive Officer of the Bank for the Term (as defined below), the Corporation desires to join in this Agreement with the Bank and the Officer and to continue to employ the Officer as the President and Chief Executive Officer of the Corporation for the Term, and the Officer is willing to serve in such capacity with each of the Corporation and the Bank for such period; and

     WHEREAS, the parties desire to enter into this Agreement to set forth the terms and conditions of the Officer's employment with the Corporation and the Bank.

     NOW, THEREFORE, for and in consideration of the premises and the mutual promises, covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Corporation, the Bank and the Officer hereby agree as follows:

     Section 1. Employment.The Corporation and the Bank hereby agree to continue
     ---------  ----------
to employ the Officer, and the Officer hereby agrees to continue to serve as President and Chief Executive Officer of the Corporation and the Bank, upon the terms and conditions stated herein. The Officer will (i) serve as the President and Chief Executive Officer of each of the Corporation and the Bank with such duties, responsibility and authority as are generally associated with such executive office, and (ii) have such other duties, responsibilities and authority, and render to the Corporation and the Bank such other management services, as are customary for persons serving in such capacity with a bank holding company and a commercial bank, and as are reasonably assigned to him from time to time by the Board of Directors of the Corporation (the "Board") and the Board of Directors of the Bank (the "Bank Board"). The Officer shall

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faithfully and diligently discharge his duties and  responsibilities  under this
Agreement and shall use his best efforts to implement the policies established by the Board and the Bank Board.

     The Officer hereby agrees to devote such number of hours of his working time and endeavors to his duties and responsibilities hereunder as the Officer, the Board and the Bank Board shall deem to be necessary to discharge such duties and responsibilities. Except with prior consent of the Board and the Bank Board, the Officer shall not engage in any other occupation which requires a significant amount of the Officer's personal attention during the Bank's regular business hours or which otherwise interferes with the Officer's attention to or performance of his duties and responsibilities under this Agreement. Nothing herein contained, however, shall restrict or prevent the Officer from personally, and for the Officer's own account or for the account of the Officer's immediate family, trading in stocks, bonds, securities, real estate or other forms of investment so long as such investment activities do not interfere with the Officer's attention to or performance of his duties and responsibilities under this Agreement.

     During the Term, the Officer shall maintain his primary residence at a location permitting him to perform his duties and responsibilities at the Corporation's and the Bank's principal office in Mecklenburg County, North Carolina.

     Section 2.  Compensation.  For all services  rendered by the Officer to the
     ---------   ------------
Corporation and the Bank under this Agreement, the Bank, on its own behalf and on behalf of the Corporation, shall pay the Officer a base salary of no less than his base annual salary as of the date of this Agreement ("Base Salary"), payable in cash not less frequently than monthly. Such Base Salary shall be subject to customary withholding taxes and such other employment taxes as are required by law. The Officer's Base Salary may be increased by the Board and the Bank Board, and all references to Base Salary herein shall mean his Base Salary as so increased.

     Section 3.  Participation in Retirement and Employee  Benefit Plan;  Fringe
     ---------   -------------------------------------------------------
Benefits. During the Term, the Officer shall be entitled to participate in any and all employee benefit programs and compensation plans from time to time maintained by the Corporation and/or the Bank and available to the executive officers and/or all employees of the Corporation and/or the Bank, all in accordance with the terms and conditions (including eligibility requirements) of such programs and plans and the policies adopted by the Board or the Bank Board in establishing such programs and plans. The Officer shall be entitled to paid vacation leave in accordance with the Bank Board's policy for the senior executive employees of the Bank now or hereafter in effect.

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     In  addition  to the other  compensation  and  benefits  described  in this
Agreement, the Bank shall promptly reimburse the Officer for all reasonable and duly documented expenses incurred by him in the performance of his duties and responsibilities under this Agreement in accordance with the polices established by the Board and/or the Bank Board. The Bank shall pay the Officer's civic club and dining club membership fees and dues; provided, however, that the Officer shall be responsible for all expenses for personal use of such clubs.

     Section 4. Term. Unless sooner terminated as provided in this Agreement and
     ---------  ----
except as otherwise provided in Section 9, the term of this Agreement and the Officer's employment hereunder shall be for a period commencing on the date hereof ("Commencement Date") and continuing until the close of business on the second anniversary of the Commencement Date; provided, however, that on each anniversary of the Commencement Date, the term shall be extended for a period of one (1) year unless the Corporation and the Bank, acting as one party, or the Officer gives written notice at least six (6) months prior to such anniversary that the Term shall not be extended and shall be fixed at its then existing duration (the "Term").

     Section  5.  Non-Competition  and   Confidentiality.   The  Officer  hereby
     ----------   --------------------------------------
acknowledge and agrees that: (I) in the course of his service as an executive officer of the Corporation and the Bank, he will gain substantial knowledge of and familiarity with the Bank's customers and its dealings with them, and other Confidential Information (as defined below) concerning the Corporation's and the Bank's businesses, all of which constitute valuable and privileged assets that are particularly sensitive due to the fiduciary responsibilities inherent in the banking business; and (ii) in order to protect the Corporation's and the Bank's interest in and to assure the benefit of its business, it is reasonable and necessary to place certain restrictions on the Officer's ability to Compete (as defined below) against the Corporation and the Bank and on his disclosure of Confidential Information. For that purpose, and in consideration of the agreements of the Corporation and the Bank contained herein, the Officer covenants and agrees as provided below:

               (a) Confidentiality  Covenant. All Confidential Information shall
                   -------------------------
be considered and kept by the Officer as the confidential, private and proprietary property of the Corporation or the Bank, as applicable. At all times during and following the Term, and except as shall be required in the course of the performance by the Officer of his duties on behalf of the Corporation and the Bank or permitted by a direct, written authorization of the Board, he will not divulge any such Confidential Information to any Person (as defined below) not employed by the Corporation or the Bank (except as required by applicable laws or regulations, rules or orders promulgated thereunder), remove any such

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Confidential   Information   in  written  or  other   recorded   form  from  the
Corporation's or the Bank's premises, or make any use of any Confidential Information for his own purposes or for the benefit of any Person other than the Corporation or the Bank. Following the termination of the Officer's employment with the Corporation and the Bank, this Section 5(a) shall not apply to any Confidential Information which then is in the public domain (provided that the Officer was not responsible, directly or indirectly, for permitting such Confidential Information to enter the public domain without the Corporation's or the Bank's consent) or which was obtained by the Officer from a Person who is not obligated under an agreement of confidentiality with respect to such information.

               (b)  Noncompetition.   In  consideration  of  employment  of  the
                    --------------
Officer, during the Term and any subsequent Payment Period (as defined below), the Officer agrees that he will not, within Mecklenburg County, North Carolina, directly or indirectly, own, manage, operate, join, control or participate in the management, operation or control of, or be employed by, an independent contractor of, or connected in any manner with, any Person who Competes with the Bank, without the prior written consent of the Bank Board. Notwithstanding the foregoing, the Officer shall be free, without such consent, to purchase or hold as an investment or otherwise up to five percent (5%) of the outstanding equity interests of any Person which has any class of equity interests listed on any national securities exchange or which has transactions in a class of its equity interests quoted on The Nasdaq Stock Market or other over-the-counter market or inter-dealer quotation system.

               (c) Remedies for  Breaches.  The Officer  understands  and agrees
                   -----------------------
that a breach by him of the covenants contained in Sections 5(a) or 5(b) will be deemed a material breach of this Agreement and will cause irreparable injury to the Corporation and the Bank, and that it would be difficult to ascertain the amount of monetary damages that would result from any such breach. In the event of the Officer's actual or threatened breach of the covenants contained in Sections 5(a) or 5(b), the Corporation and the Bank shall be entitled to bring a civil action seeking an injunction restraining the Officer from breaching or continuing to breach those covenants or from any threatened breach thereof, or any other legal or equitable relief relating to the breach of such covenants. The Officer agrees that, if the Corporation and/or the Bank institutes any action or proceeding against him seeking to enforce any of such covenants or to recover other relief relating to an actual or threatened breach of any of such covenants, he shall be deemed to have waived any claim or defense that the Corporation and/or the Bank has an adequate remedy at law and shall not urge in any such action or proceeding the claim or defense that such a remedy at law exists. The exercise by

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the  Corporation  or the Bank of any such  right,  remedy,  power or  privilege, however, shall not preclude the Corporation or the Bank from pursuing any other remedy or exercising any other right, power or privilege available to it for any such breach, whether at law or in equity, including the recovery of damages, all of which shall be cumulative and in addition to all other rights, remedies, powers or privileges of the Corporation and the Bank.

     Notwithstanding anything contained to the contrary, the Officer agrees that the provisions of Sections 5(a) and 5(b) and the remedies provided in this
Section 5(c) for a breach shall be in addition to, and shall not be deemed to supersede or to otherwise restrict, limit or impair, the rights of the Corporation and the Bank under the Trade Secrets Protection Act contained in
Article 24, Chapter 66 of the North Carolina General Statutes, or any other state or federal law or regulation dealing with or providing a remedy for this wrongful disclosure, misuse or misappropriation of trade secrets or other proprietary or confidential information.

               (d) Survival of Covenants. The Officer's covenants and agreements
                   ----------------------
and the  Corporation's  and the Bank's rights and remedies  provided for in this
Section 5 shall survive any termination of this Agreement or the Officer's employment with the Corporation and the Bank.

               (e) Definitions. For purposes of this Agreement:
                   -----------

                    (i) "Confidential Information" means any and all data, figures, projections, estimates, lists, files, records, documents, manuals or other such materials or information (financial or otherwise), regulatory examinations, financial results and condition, lending and deposit operations, customers (including lists of customers and information regarding their accounts and business dealings with the Bank), policies and procedures, computer systems and software, and information relating to shareholders, employees, officers and directors of or relating to the Corporation or the Bank and generated, compiled or maintained by or on behalf of the Corporation or the Bank.

                    (ii) A  Person  that  "Competes"  means a  Person  that  (A)
                         solicits or secures deposits from any Person, (B) solicits or makes loans to any Person, (C) offers or engages in the provisions of trust services, (D) induces or attempts to induce any Person who was a customer of the Bank at the time of the termination of

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                         the Officer's  employment  to  change  the   customer's
                         depository, loan, trust, or other banking relationship from the Bank to another financial institution or financial services entity, (E) provides credit card
                         services,   or  (F)  otherwise  provides  any  type  of
                         commercial banking or trust services, in each case within Mecklenburg County, North Carolina.

                    (iii)"Person"  means  (A) an  individual  or a  corporation, partnership (limited or general), trust, limited liability company, business, trust, association (mutual or stock, and including a mutual holding company), joint venture, pool, syndicate, unincorporated organization or any other form of entity; and (B) any Affiliate (as defined below) of any individual or entity listed in item (A).

                    (iv) "Affiliate"  means any  Person who  controls,  is under control with, or is controlled by the Person to whom reference is being made; and for the purposes of the definition of Affiliate, control shall be deemed to exist in a Person who beneficially owns ten percent (10%) or more of the outstanding equity interests (or options, warrants or other rights to acquire such equity interests) of another Person.


     Section 6.  Standards.  The  Officer,  in the  execution  of his duties and
     ---------   ----------
responsibilities under this Agreement, shall at all times and in all respects comply with the policies of the Board and the Bank Board, including any code of business conduct or code of ethics adopted by the Board and/or the Bank Board for application to the Corporation's and/or the Bank's employees, and with all applicable statutes and with all rules, regulations, administrative orders, statements or policy and other pronouncements or standards promulgated by any Regulatory Authority (as defined below).

     Section 7. Termination and Termination Pay.
     ---------  -------------------------------
               (a) The Officer may terminate his employment under this Agreement at any time upon sixty (60) days notice to the Board and the Bank Board. Upon such termination, the Officer shall be entitled to receive payment of his Base Salary and all benefits and other compensation earned, vested, accrued or accruing through the effective date of such termination; provided, however, that the Board and the Bank Board, acting as one party and in their sole discretion, may elect for the Officer not to serve out part or all of said notice period.

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               (b) The  Officer's  employment  under  this  Agreement  shall  be terminated upon his death. Upon any such termination, the Officer's estate shall be entitled to receive promptly payment of his Base Salary and all benefits and other compensation earned, vested, accrued or accruing through the date of his death.

               (c) In the event the Officer becomes Disabled (as defined below) during the Term, for the greater of (i) six (6) months from the date of the determination the Officer has become Disabled and (ii) the remainder of the Term the Bank shall pay to the Officer an amount equal to sixty-six point sixty-seven percent (66.67%) of his Base Salary, and shall continue to provide the Officer each of the other benefits set forth or described in this Agreement. At its expense, the Bank shall maintain a disability income policy upon the Officer sufficient to fund its obligations herein. In the event any disagreement between the Officer and the Corporation and the Bank, acting as one party, as to whether the Officer has become Disabled, the Officer shall be examined by an impartial and reputable physician practicing within Mecklenburg County, North Carolina, selected by mutual agreement of the Officer and the Bank, or failing such agreement, by two (2) physicians practicing within Mecklenburg County, North Carolina (one (1) shall be selected by the Corporation and the Bank, acting as one party, and one (1) selected by the Officer), and the determination of such physician or physicians as to whether the Officer has become Disabled shall be final and binding on the Officer, the Corporation and the Bank. The Bank shall pay the reasonable fees and expenses of such physician or physicians in making any determination required under this Section 7(c). For purposes of this Agreement, "Disabled" means that the Officer has become permanently unable to perform satisfactorily his duties and responsibilities under this Agreement by reason of physical incapacity or mental impairment.

               (d) Subject to the provisions of Section 9, the Board and the Bank Board, acting as one party, may terminate the Officer's employment under this Agreement at any time for any reason with or without Cause (as defined below); provided, however, that upon any such termination, the Officer shall continue to receive his Base Salary for the applicable Payment Period (as defined below); and, provided further that any such termination by the Board and the Bank Board shall not prejudice the Officer's right to receive all compensation (in addition to Base Salary) or benefits payable to, or receivable by, him under this Agreement during the applicable Payment Period. The Officer shall receive his Base Salary and all other compensation or benefits payable to, or receivable by, him under this Agreement for the following periods (each a "Payment Period") upon any of the following events: (i) following any termination without Cause (except as described in the following item (ii)), the Payment Period shall be the greater of (A) six (6) months and (B) the remainder

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of the Term;  (ii)  following the second  written notice to the Officer from the
Board and the Bank Board, acting as one party, of a less than satisfactory performance rating (which rating and second notice may not be given less than ninety-one (91) days after the first such rating and written notice), the Payment Period shall be three (3) months; and (iii) following any termination for Cause, there shall be no Payment Period.

          For  purposes of this Agreement, "Cause" means:

               (i) A determination made in good faith by the Board and the Bank Board, acting as one party, that the Officer has (A) breached in any material respect any material term or condition of this Agreement or (B) is or has engaged in willful misconduct which is having or is reasonably likely to have a material adverse effect on the Corporation's and the Bank's business, reputation or business prospects. Prior to any termination by the Board and the Bank Board of the Officer's employment for Cause, the Board and the Bank Board shall give the Officer written notice describing the basis for termination and, if during a period of thirty (30) days following such notice the Officer cures or corrects the same to the reasonable satisfaction of the Board, then the Officer's employment shall not be terminated and this Agreement shall remain in full force and effect.
               (ii) The  violation by the Officer of any  applicable  federal or state law, or any applicable rule, regulation, order or statement of policy promulgated thereunder by any governmental agency or authority having jurisdiction over the Corporation or the Bank, including without limitation the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the North Carolina Commissioner of Banks or any other such banking regulator (a "Regulatory Authority"), which results from the Officer's gross negligence, willful misconduct or intentional disregard of such law, rule, regulation, order or policy statement and which has or is reasonably likely to have a material adverse effect on the Corporation's and the Bank's business, reputation or business prospects.

               (iii)The  Officer's  commission  in the course of his  employment with the Corporation and the Bank of an act of fraud, embezzlement or theft (whether or not resulting in criminal prosecution or conviction);
               (iv) The  Officer's  conviction  of any  felony  or any  criminal offense involving dishonesty or breach of trust, or the occurrence of any event described in Section 19 of the Federal Deposit Insurance Act or any other event or circumstance which disqualifies the Officer from serving as an employee or executive officer of, or a party affiliated with, the Bank;
               (v) The issuance by a Regulatory Authority of a finding or order removing, suspending, or prohibiting the Officer from participating in the conduct of the Corporation's or the Bank's affairs; or
               (vi) The  occurrence of any event  resulting in the Officer being excluded from coverage, or having coverage limited as to the Officer as compared to other covered officers or employees, under the Corporation's or the Bank's then current "blanket bond" or other fidelity bond or insurance policy covering its or their directors, officers or employees.

     Section 8. Additional  Regulatory  Requirements.  Notwithstanding  anything
     ---------  -------------------------------------
contained in this Agreement to the contrary, it is understood and agreed that the Bank shall not be required to make any payment or take any action under this Agreement if (a) the Bank is declared by any Regulatory Authority to be insolvent, in default or operating in an unsafe or unsound manner, (b) such payment or action is prohibited by or would violate any applicable rules, regulations, orders or statements of policy, whether now existing or hereafter promulgated, of any Regulatory Authority, or (c) such payment or action is otherwise prohibited by any Regulatory Authority.

     Section 9. Change in Control.
     ---------- ------------------

               (a) In the event of a Qualifying Change in Control (as defined below), the Term shall automatically be the longer of (i) its then current duration and (ii) a period of three (3) years commencing on the day immediately prior to the date that the Qualifying Change in Control occurs, and shall be upon such terms and conditions, including the then level of Base Salary, as shall exist as of such date.

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

               (b) In the event of a termination of the Officer's employment under this Agreement by the Board and the Bank Board (or the Board of Directors of any successor to the Corporation or the Bank, as applicable) "in connection with", or within twenty-four (24) months, after a Qualifying Change in Control, in each case other than for Cause, the Officer shall be entitled to receive the sum and the benefits set forth in Section 9(d) below, when and as provided in
Section 9(d). The phrase "in connection with" as used in the preceding sentence means that within one hundred twenty (120) days after such termination of employment, the Corporation and/or the Bank becomes a party to a letter of intent, agreement in principle or other similar document with a Person, or a party to a definitive acquisition, merger or sale agreement with a Person, in connection with a Qualifying Change in Control.
               (c) The Officer shall have the right to terminate this Agreement upon the occurrence of any of the following events (the "Termination Events") within twenty-four (24) months following a Qualifying Change in Control:
                    (i) His duties, responsibilities and/or authority shall be diminished from the levels existing immediately prior to the Qualifying Change in Control or from those he shall agree to in writing in connection with the Qualifying Change in Control;
                    (ii) His  rights  to   participate   in,  or  his   benefits
                         receivable under, life insurance, medical or hospitalization insurance, disability insurance, stock option, stock purchase, deferred compensation, management retention, retirement, or similar plans or programs in which he participated or under which he received benefits as of the day prior to the date of the Qualifying Change in Control ("Plans") are eliminated or reduced in their level, scope, or coverage; or
                    (iii)He is  required  to  perform  his  principal  executive functions at a location outside of Mecklenburg County, North Carolina without his express prior written consent.
A Termination Event shall be deemed to have occurred on the date such action or event is implemented or takes effect.
               (d) In the event that the Officer's employment is terminated under Section 9(b) or Section 9(c), (i) the Bank shall promptly pay to the Officer a cash amount equal to two hundred ninety-nine percent (299%) of the Officer's "base amount" as defined in Section 280G(b)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) until the end of the Term as set forth in Section 9(a), the Officer shall be entitled to continue to

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participate  at his then current  levels of benefits in all Plans not  requiring for participation therein for qualification under federal law one thousand (1,000) hours of service per employment year.
               (e) Notwithstanding the foregoing, the Officer, at his sole option, may elect to reduce the payments and/or benefits otherwise receivable pursuant to items (i) and/or (ii) of Section 9(d), to the extent the Officer in his sole discretion may determine, in order to avoid classification of such payments and/or benefits as "parachute payments" within the meaning of Code
Section 280G or for any other or no reason. In the event of a termination of employment "in connection with" a Qualifying Change in Control as described in
Section 9(b), any amounts paid to Officer under this Agreement by reason of his termination without Cause prior to the time that such termination is determined to have been "in connection with" a Qualifying Change in Control shall be credited against the amounts due to Officer under Section 9(d) (but not the calculation of the amounts due), upon such determination the Officer shall be entitled all payments and benefits described in Section 9(d) from the date of such termination, and upon such determination the Bank shall provide the Officer opportunities to make the elections set forth in this Section 9(e).
               (f) For the  purposes of this  Agreement,  "Qualifying  Change in
                   Control" means:
                    (i)  Any  Person  (other  than  the   Corporation   itself),
                         directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of beneficial ownership of voting stock and irrevocable proxies, representing twenty-five percent
                         (25%)  or  more  of  the  voting   securities   of  the
                         Corporation or the Bank, or acquires the ability in any manner to elect, or to influence or cause the election, of a majority of the Board and/or the Bank Board;
                    (ii) The  Corporation or the Bank merges with another Person
                         with  the   result   that  the   shareholders   of  the
                         Corporation    immediately    prior   to   the   public
                         announcement  of  the   Corporation's  and  the  Bank's
                         agreement   to   effect   such   transaction   do   not
                         beneficially own at least sixty-six and two-thirds percent (66.667%) of the voting equity interests of the surviving Person in such transaction; or
                    (iii)All  or   substantially   all  of  the  assets  of  the
                         Corporation   or  the  Bank   are  sold  or   otherwise
                         transferred to or are acquired by any Person.

Notwithstanding the other provisions of this Section 9(f), a transaction or event shall not be considered a Qualifying Change in Control if, prior to the consummation or occurrence of such transaction or event, the Officer, the Corporation and the Bank agree in writing that the same shall not be treated as a Qualifying Change in Control for purposes of this Agreement.

               (g) The Officer shall have twelve (12) months from the date of occurrence of a Termination Event to terminate this Agreement pursuant to
Section 9(c). Any such termination shall be deemed to have occurred only upon delivery to the Corporation and the Bank, or any successor to either, as applicable, of written notice of termination which describes the Qualifying Change in Control and Termination Event. If the Officer does not so terminate this Agreement within such twelve-month period, he shall thereafter have no further rights hereunder with respect to that Termination Event, but shall retain his rights hereunder with respect to any other Termination Event as to which such period has not expired.

               (h) In the event that the employment of the Officer is terminated under Section 9(b) or Section 9(c), without prejudice to his rights under
Section 9(d) or Section 9(e), if the Officer is requested by the Person effecting the Qualifying Change in Control to do so, the Officer shall serve as an independent contractor consultant to the Bank or its successor for up to forty (40) hours per week for up to twelve (12) months following such employment termination at an hourly fee equal to his Base Salary at the time of termination divided by three hundred sixty (360) days divided by eight (8). The Officer shall provide such consulting services in Mecklenburg County, North Carolina and shall be reimbursed for all reasonable and duly documented expenses incurred by him in providing such services.

     Section 10. Successors and Assigns.
     ----------  -----------------------

               (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Corporation or the Bank, including any Person who shall acquire, directly or indirectly by merger, share exchange, purchase or otherwise, all or substantially all of the capital stock or assets of the Corporation or the Bank.


               (b) The Corporation and the Bank are contracting for the unique and personal skills of the Officer. Therefore, the Officer shall be precluded from assigning or delegating his rights, duties or responsibilities hereunder.


     Section  11.  Modification;   Waiver;  Amendments.  No  provision  of  this
     -----------   ------------------------------------
Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the parties hereto. No waiver by a party hereto, at any time, of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by another party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto, except as herein otherwise provided. Notwithstanding any provision hereof, the Board and the Bank Board may increase any compensation or benefit payable to, or receivable by, the Officer under this Agreement.

     Section  12.  Applicable  Law.  This  Agreement  shall be  governed  in all
     -----------   ---------------
respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of North Carolina, except to the extent that federal law shall be deemed to govern.

     Section 13. Severability.  The provisions of this Agreement shall be deemed
     ----------  ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 14. Entire Agreement.  This Agreement contains the entire agreement
     ----------- -----------------
of the parties with respect to the transactions described herein and supersedes any and all other oral or written agreement(s) heretofore made, and there are no representations or inducements by or to, or any agreements between, any of the parties hereto other than those contained herein in writing.

     Section  15.  Disputes.  In the event any dispute  shall arise  between the
     ------------  --------
Officer and the Corporation, the Bank or the Board (and the Bank Board) as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action taken by the Officer to enforce the terms of this Agreement or in defending against any action taken by the Corporation and/or the Bank, unless the Officer shall have received no recovery or other relief on his claims or shall have not prevailed on his defenses, the Bank shall reimburse the Officer for all costs and expenses, including reasonable attorneys' fees, incurred by him in such disputes or proceedings.

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal to be effective as of the day and year first hereinabove written. FIRST COMMERCE
CORPORATION:


                                          By: /s/ James Y. Preston
[CORPORATE SEAL]                          ------------------------
                                          James Y. Preston
                                                   Chairman

                                          FIRST COMMERCE BANK:


                                          By: /s/ James Y. Preston
[CORPORATE SEAL]                          -------------------------
                                          James Y. Preston
                                                  Chairman
ATTEST:

/s/ David E. Keul
Secretary
                                          OFFICER:

                                          /s/ Wesley W. Sturges (SEAL)
                                          ---------------------
                                          Wesley W. Sturges




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